UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

CHAVANT CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 9th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1086

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and three-quarters of one redeemable warrant	CLAYU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	CLAY	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	CLAYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note

As previously announced, on November 15, 2022, Chavant Capital Acquisition Corp., a publicly traded special purpose acquisition company incorporated under the laws of the Cayman Islands (“Chavant”), CLAY Merger Sub II, Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of Chavant (“Merger Sub”), and Mobix Labs, Inc., a Delaware corporation (the “Company” or “Mobix Labs”), entered into a business combination agreement (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into Mobix Labs, with Mobix Labs surviving the merger as a wholly-owned direct subsidiary of Chavant (the “Merger” and, together with the other transactions related thereto, the “Proposed Transaction”). Upon closing of the Proposed Transaction, the combined company will be named Mobix Labs, Inc. (referred to herein as “Mobix”).

In connection with the Proposed Transaction, Chavant filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended (File No. 333-271197), containing a proxy statement/prospectus, which was declared effective on November 13, 2023. On November 15, 2023, Chavant filed a definitive proxy statement/prospectus, dated November 13, 2023, with the SEC (the “Base Proxy Statement/Prospectus”). On November 30, 2023, Chavant filed Supplement No. 1, dated November 30, 2023, to the Base Proxy Statement/Prospectus with the SEC (the “First Supplement”), and on December 12, 2023, Chavant Supplement No. 2, dated December 12, 2023, to the Base Proxy Statement/Prospectus with the SEC (the “Second Supplement” and, together with the Base Proxy Statement/Prospectus and the First Supplement, the “Proxy Statement/Prospectus”). On November 30, 2023, Chavant also filed with the SEC a registration statement on Form S-4 (File No. 333-275818) pursuant to General Instruction K of Form S-4 and Rule 462(b) under the Securities Act of 1933, as amended (the “462(b) Registration Statement”), for the sole purpose of registering shares of Class A Common Stock for issuance as additional merger consideration in connection with the Proposed Transaction. Capitalized terms not defined herein have their meanings defined in the Proxy Statement/Prospectus.

Item 1.01	Entry into a Material Definitive Agreement

PIPE Investments

Sage Hill PIPE Subscription Agreement and Sage Hill Warrant

As of December 18, 2023, Chavant entered into a subscription agreement with Sage Hill Investors, LLC (“Sage Hill”) and Mobix Labs (the “Sage Hill PIPE Subscription Agreement”) pursuant to which Sage Hill has agreed to purchase, in a private placement to close substantially concurrently with the Closing of the Proposed Transaction, 1,500,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $15,000,000, on the terms and subject to the conditions set forth in the Sage Hill PIPE Subscription Agreement. The terms of the Sage Hill PIPE Subscription Agreement (other than the purchase amount) are substantially similar to those in the subscription agreement entered into between Chavant and ACE SO4 Holdings Limited (the “ACE PIPE Subscription Agreement”) in connection with the execution of the Business Combination Agreement on November 15, 2022, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, resale registration obligations and voting rights, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Sage Hill PIPE Subscription Agreement, Mobix Labs issued to Sage Hill a warrant to purchase 1,500,000 shares of common stock of Mobix Labs at an exercise price of $0.01 per share (the “Sage Hill Warrant”). The Sage Hill Warrant becomes exercisable upon the closing of the Sage Hill PIPE Subscription Agreement and stockholder approval, which is expected to be obtained following the Closing of the Proposed Transaction. Chavant expects that the Sage Hill Warrant will remain outstanding following the Closing of the Proposed Transaction and will be exercised on or after the date that stockholder approval of the Sage Hill Warrant is obtained.

The foregoing descriptions of the Sage Hill PIPE Subscription Agreement and the Sage Hill Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sage Hill PIPE Subscription Agreement and Sage Hill Warrant, filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Sponsor PIPE Subscription Agreement, Sponsor Warrant and Sponsor Letter Agreement

Chavant also expects to enter into a subscription agreement (the “Sponsor PIPE Subscription Agreement”) with the Sponsor and Mobix Labs pursuant to which the Sponsor will agree to purchase, in a private placement to close substantially concurrently with the closing of the Proposed Transaction, 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate purchase price of $1,997,370 to be paid through the forgiveness of the Forgiven Chavant Obligations (as defined below), on the terms and subject to the conditions set forth in the Sponsor PIPE Subscription Agreement and the Sponsor Letter Agreement described below. The terms of the Sponsor PIPE Subscription Agreement (other than the purchase amount and the form of consideration) are expected to be substantially similar to those in the ACE PIPE Subscription Agreement, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, resale registration obligations and voting rights, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

The foregoing description of the Sponsor PIPE Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor PIPE Subscription Agreement, a form of which is filed as Exhibit 10.3 and incorporated by reference herein.

In connection with the execution of the Sponsor PIPE Subscription Agreement, Mobix Labs expects to issue to the Sponsor a warrant to purchase 272,454 shares of common stock of Mobix Labs at an exercise price of $0.01 per share (the “Sponsor Warrant”). The Sponsor Warrant will become exercisable upon the closing of the Sponsor PIPE Subscription Agreement and will terminate on the earlier to occur of the closing of the Proposed Transaction and the termination of the Business Combination Agreement. The Sponsor Warrant will convert into 272,454 shares of Class A Common Stock of New Mobix Labs at the closing of the Proposed Transaction, and such shares are to be registered for resale thereafter in accordance with, and pursuant to, the resale registration provisions under the Sponsor PIPE Subscription Agreement.

Chavant also expects to enter into a Sponsor Letter Agreement with the Sponsor, to be dated as of the closing date of the Proposed Transaction (the “Sponsor Letter Agreement”). The Sponsor Letter Agreement is expected to state that, as consideration for the 199,737 shares to be issued pursuant to the Sponsor PIPE Subscription Agreement, the Sponsor will agree to forgive, effective upon the closing of the Proposed Transaction, approximately $1,997,370 of aggregate outstanding obligations of Chavant currently owed, or expected to be owed, to the Sponsor, consisting of (i) $1,150,000 aggregate principal amount of working capital loans outstanding under Chavant’s convertible promissory notes issued to the Sponsor, (ii) $610,000 aggregate principal amount of working capital loans outstanding under Chavant’s non-convertible promissory notes issued to the Sponsor, (iii) an estimated additional $40,000 in aggregate principal amount of working capital loans expected to be incurred to pay additional expenses in connection with the closing of the Proposed Transaction, (iv) approximately $165,000 of outstanding reimbursement obligations owed to the Sponsor by Chavant for administrative services, as described on p. 318 of the Proxy Statement/Prospectus under the heading “Certain Chavant Relationships and Related Person Transactions—Administrative Services” and (v) approximately $32,370 of reimbursement obligations owed to Dr. Jiong Ma by Chavant for certain operating expenses of Chavant paid by Dr. Ma (collectively, the “Forgiven Chavant Obligations”).

In addition, pursuant to the Sponsor Letter Agreement, the Sponsor is expected to agree to forfeit (1) 658,631 Founder Shares that it holds (“Sponsor Forfeited Founder Shares”) and (2) 400,000 Private Warrants that it holds (“Sponsor Forfeited Private Warrants”), in each case upon the closing of the Proposed Transaction.

The forfeiture of the Sponsor Forfeited Founder Shares will reduce the number of Founder Shares held by the Sponsor, which are subject to the lock-up agreement applicable to the Founder Equityholders to be set forth in the Amended and Restated Registration Rights and Lock-Up Agreement (the “Founder Share Lock-Up”), to 922,182 Founder Shares. Chavant expects that the Sponsor will distribute these Founder Shares to its members following the closing of the Proposed Transaction and the expiration of the Founder Share Lock-Up. The forfeiture of the Sponsor Forfeited Private Warrants will reduce the number of Private Warrants held by the Sponsor to 2,394,332 Private Warrants. Chavant expects that the Sponsor will distribute those Private Warrants to its members after they become exercisable 30 days after the closing, and none of the Private Warrants are subject to the Founder Share Lock-Up. In such distributions, (1) Dr. Ma or her controlled affiliates are expected to receive (i) 724,600 shares of Class A Common Stock representing Founder Shares (including 40,000 Founder Shares held by the Sponsor that may be allocated by Dr. Ma in her discretion) and (ii) 1,241,552 Private Warrants, and (2) Dr. André-Jacques Auberton-Hervé, Chavant’s Chairman, or his controlled affiliate is expected to receive (i) 197,582 shares of Class A Common Stock representing Founder Shares and (ii) 358,324 Private Warrants. In addition, the Sponsor is expected to receive shares of Class A Common Stock upon the closing of the Proposed Transaction pursuant to the Sponsor PIPE Subscription Agreement and the conversion of the Sponsor Warrant, as described above, and these shares will not be subject to the Founder Share Lock-Up. Chavant expects that the Sponsor will distribute those shares to its members on or after the Closing of the Proposed Transaction. In such distribution, (1) Dr. Ma is expected to receive approximately 71,399 shares of Class A Common Stock and (2) Dr. Auberton-Hervé is expected to receive approximately 343,582 shares of Class A Common Stock.

Additional PIPE Subscription Agreements and Warrants

Chavant may enter into additional subscription agreements with other investors and Mobix Labs (each, an “Additional PIPE Subscription Agreement” and, together with the Sage Hill PIPE Subscription Agreement and the Sponsor PIPE Subscription Agreement, the “PIPE Subscription Agreements”) on substantially the same terms as the Sage Hill PIPE Subscription Agreement. In addition, Mobix Labs expects to issue to any such additional investors a warrant to purchase shares of common stock of Mobix Labs that would convert into shares of Class A Common Stock of New Mobix Labs at the closing of the Proposed Transaction and would be registered for resale thereafter.

In particular, as of the date hereof, Chavant and Mobix Labs have entered into an Additional PIPE Subscription Agreement with an investor who has agreed to fund $500,000 and will receive a warrant to purchase certain shares of common stock of Mobix Labs, and another investor has indicated to Mobix Labs that it is prepared to fund $3.0 million, although an Additional PIPE Subscription Agreement has not been fully executed. These investors are expected to receive warrants to purchase 200,000 shares of common stock of Mobix Labs in the aggregate, which would convert into shares of Class A Common Stock of New Mobix Labs at the closing of the Proposed Transaction and would be registered for resale thereafter.

There can be no assurances that the Additional PIPE Subscription Agreement for $3.0 million will be entered into or that any other Additional PIPE Subscription Agreements will be entered into. If such Additional PIPE Subscription Agreements are not entered into and funded, New Mobix Labs would not receive any additional cash amounts, which could adversely affect New Mobix Labs’ liquidity, its ability to fund its day-to-day operations and execute its growth strategy, its ability to raise additional capital, and its future prospects and ability ever to achieve profitability. On the other hand, if any such Additional PIPE Subscription Agreements are signed and funded, other holders of Class A Common Stock will experience additional dilution, both due to the additional shares of Class A Common Stock to be received pursuant to the Additional PIPE Subscription Agreements themselves and due to the additional shares of Class A Common Stock to be issued upon exercise of the related warrants.

Item 3.02	Unregistered Sales of Equities

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Unless registered pursuant to the resale registration provisions, if any, in the PIPE Subscription Agreements as described in Item 1.01 above, the shares of Class A Common Stock that may be issued to the investors in connection with the PIPE Subscription Agreements and the related Mobx Labs warrants and shares of Class A Common Stock into which the Mobix Labs warrants will be converted will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 8.01	Other Events.

Recent Developments

Sponsor PIPE Subscription Agreement and Partial Forfeiture of Sponsor Founder Shares and Private Warrants

The information set forth above in Item 1.01 of this Current Report on Form 8-K relating to the Sponsor PIPE Subscription Agreement is incorporated herein by reference. Upon entry into the Sponsor PIPE Subscription Agreement and as consideration for the 199,737 shares of Class A Common Stock to be purchased by the Sponsor thereunder, the Sponsor is expected to forgive approximately $1,997,370 of Forgiven Chavant Obligations, as described in Item 1.01 above. In addition, pursuant to the Sponsor Letter Agreement, the Sponsor is expected to forfeit (1) 658,631 Sponsor Forfeited Founder Shares and (2) 400,000 Sponsor Forfeited Private Warrants, in each case upon the closing of the Proposed Transaction.

Minimum Cash Condition

The closing of the Proposed Transaction is subject to the satiasfaction or waiver of the conditions set forth in the Business Combination Agreement, including the Minimum Cash Condition. Chavant and Mobix Labs continue their efforts to obtain additional financing in an amount such that Mobix Labs may consider waiving the Minimum Cash Condition in its discretion. However, there can be no assurance that Mobix Labs will waive such condition.

In addition, Chavant is engaged in discussions with certain holders of Public Shares regarding the potential withdrawal of their election to redeem the Public Shares they hold in an effort to increase the amount of cash available. There can be no assurance that any such holders will agree to withdraw their elections to redeem. In addition, if any such holders agree to withdraw their elections to redeem, such holders are likely to receive additional shares of Class A Common Stock upon the closing of the Proposed Transaction, which would lead to additional dilution for existing shareholders.

Chavant and Mobix Labs believe that at least $15.0 million in funding will need to be preserved for New Mobix Labs’ ongoing operating expenses and the execution of its strategy. In this regard, Chavant and Mobix Labs are engaged in discussions in an effort to reduce the amount of their transaction expenses for the Proposed Transaction accordingly. However, there can be no assurance that they will be successful in doing so, and any reductions in transaction expenses could be accompanied by formal or informal agreements to pay additional amounts at a later date, which could increase the future expenses of New Mobix Labs, or by issuances of shares of Class A Common Stock or warrants, which could lead to additional dilution for existing shareholders.

Warrant Price Adjustment Provision in Warrant Agreement

Chavant’s existing warrant agreement includes, and the warrant agreement, as it is expected to be amended in connection with the Proposed Transaction to reference New Mobix Labs’ securities, will include, a provision (the “Warrant Price Adjustment Provision”) that, if (i) additional shares of Class A Common Stock or equity-linked securities are issued for capital raising purposes in connection with the closing of the Proposed Transaction at an effective issue price of less than $9.20 per share (“Newly Issued Price”), (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Proposed Transaction on the date of the consummation of the Proposed Transaction (net of redemptions), and (iii) the volume weighted average trading price of the Class A Common Stock during the 10 trading day period starting on the trading day prior to the closing date of the Proposed Transaction (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger prices will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The shares of Class A Common Stock and related Mobix Labs warrants to be issued in connection with the PIPE Subscription Agreements described above in Item 1.01 of this Current Report on Form 8-K will result in the Newly Issued Price being less than $9.20 per share, and the aggregate gross proceeds from such issuances will represent more than 60% of the total equity proceeds at the time of the closing of the Proposed Transaction. Therefore, if the Market Value is below $9.20 per share during the 10 trading day period starting on the trading day prior to the closing date of the Proposed Transaction, then the exercise price of the Warrants would be adjusted as described in the paragraph above. If the exercise price of the Warrants is adjusted downward, it may be more likely that the Warrants will be exercised, and any exercise of the Warrants would lead to further dilution to holders. For more information regarding the Warrant Price Adjustment Provision, we refer you to Chavant’s warrant agreement filed as Exhibit 4.4 to Chavant’s Registration Statement on Form S-4, filed with the SEC on November 13, 2023.

*          *          *

Important Information About the Proposed Transaction and Where to Find It

In connection with the Proposed Transaction, Chavant filed a registration statement on Form S-4 (File No. 333-271197) (as amended, the “Registration Statement”) with the SEC, which includes a proxy statement with respect to the shareholder meeting of Chavant to vote on the Proposed Transaction and a prospectus with respect to the combined company’s securities to be issued in connection with the Proposed Transaction. The Registration Statement was declared effective by the SEC on November 13, 2023. The definitive proxy statement/prospectus has been sent to Chavant shareholders on or after November 15, 2023. Chavant has also filed the 462(b) Registration Statement with the SEC, which became effective upon filing. Chavant also will file with the SEC other documents regarding the Proposed Transaction.

Investors and security holders of Chavant are urged to read the Registration Statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus that was prepared in connection with Chavant’s solicitation of proxies for its shareholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available, because they contain important information about Chavant, Mobix Labs and the Proposed Transaction.

Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Chavant through the website maintained by the SEC at www.sec.gov.

The documents filed by Chavant with the SEC also may be obtained free of charge at Chavant’s website at www.chavantcapital.com or upon written request to: Chavant Capital Acquisition Corp., 445 Park Avenue, 9th Floor New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding obtaining additional funding, the benefits of the Proposed Transaction and the anticipated timing of the completion of the Proposed Transaction, the products offered by Mobix Labs and the markets in which it operates, the expected total addressable markets for the products offered by Mobix Labs, the advantages of Mobix Labs’ technology, Mobix Labs’ competitive landscape and positioning, and Mobix Labs’ growth plans, strategies and projected future results, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chavant and its management, and Mobix Labs and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

•	the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Chavant’s securities;
•	the risk that the Proposed Transaction may not be completed by Chavant’s deadline for the Proposed Transaction and the potential failure to obtain an extension of the deadline for the Proposed Transaction if sought by Chavant;
•	the risk of failure to satisfy the conditions to the consummation of the Proposed Transaction, including the risk of failure to satisfy the Minimum Cash Condition due to the inability to complete the PIPE investment pursuant to the PIPE Subscription Agreements and enter into Additional PIPE Subscription Agreements in connection with the Proposed Transaction;
•	the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement;
•	the effect of the announcement or pendency of the Proposed Transaction on Mobix Labs’ business relationships, performance, and business generally;
•	risks that the Proposed Transaction disrupts current plans of Mobix Labs and potential difficulties in Mobix Labs’ employee retention as a result of the Proposed Transaction;
•	the outcome of any legal proceedings that may be instituted against Mobix Labs or against Chavant related to the Business Combination Agreement or the Proposed Transaction;
•	failure to realize the anticipated benefits of the Proposed Transaction;
•	the inability to meet and maintain the listing of Chavant’s securities (or the securities of the post-combination company) on Nasdaq;
•	the risk that the price of Chavant’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Mobix Labs plans to operate, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting Mobix Labs’ business and changes in the combined capital structure;

•	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities;
•	the risk that Mobix Labs is unable to successfully commercialize its semiconductor products and solutions, or experience significant delays in doing so;
•	the risk that Mobix Labs may never achieve or sustain profitability;
•	the risk that Mobix Labs will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;
•	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;
•	the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on manufacturers and channel partners;
•	the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments;
•	the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property; and
•	other risks and uncertainties set forth in this Form 8-K, the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement and Chavant’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on March 31, 2023 (the “2022 Form 10-K”), as such factors may be updated from time to time in Chavant’s filings with the SEC, the Registration Statement and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Chavant nor Mobix Labs gives any assurance that either Chavant, Mobix Labs or the combined company will achieve its expected results. Neither Chavant nor Mobix Labs undertakes any duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement, effective as of December 18, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Sage Hill Investors, LLC.

10.2	Warrant to Purchase Shares of Common Stock, dated December 14, 2023, by and between Mobix Labs, Inc. and Sage Hill Investors, LLC.

10.3	Form of Subscription Agreement, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Chavant Capital Partners LLC.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAVANT CAPITAL ACQUISITION CORP.

Date: December 19, 2023	By:	/s/ Jiong Ma
	Name:	Jiong Ma
	Title:	Chief Executive Officer